TRAVELERS SERIES FUND INC.
on behalf of the
MFS Total Return Portfolio
Supplement dated September 18, 1998 to
Prospectus dated February 27, 1998


The following information supplements the discussion under "Management-The Sub-Advisers" with respect to the Massachusetts
Financial Services Company:

Constantinos Mokas has been named a portfolio manager for the MFS Total Return Portfolio and has joined the portfolio management team headed by David Calabro. Mr. Mokas is a Vice President of MFS Investment ManagementSM ("MFS"). He joined MFS in 1990 as an industry specialist and covers the money center and regional bank, real estate investment trust and metals industries. He became an Assistant Vice President of MFS in January 1994 and then became a Vice President in 1996. Mr. Mokas is a graduate of Dartmouth College and the Amos Tuck School of Business at Dartmouth College.




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